UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant /X/
Filed by a party other than the Registrant / /

Check the appropriate box:
/ / Preliminary Proxy Statement     / / Confidential,  for Use of the Commission
/X/ Definitive Proxy Statement          Only (as permitted by Rule 14a-6(e)(2))
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

                                 GAM Funds, Inc.
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                (Name of Registrant as Specified In Its Charter)


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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/ No fee required

/ / Fee computed on table below per Exchange Act Rule  14a-6(i)(1)  and 0-11

     (1)  Title of each class of securities to which transaction applies:

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     (2)  Aggregate number of securities to which transaction applies:


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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as  provided  by  Exchange  Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid: ------------------------------------------------
    (2) Form, Schedule or Registration Statement No.: --------------------------
    (3) Filing Party: ----------------------------------------------------------
    (4) Date Filed: ------------------------------------------------------------

                                 GAM FUNDS, INC.
                                ----------------
                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                ----------------

TO THE SHAREHOLDERS OF GAM FUNDS, INC.


      A Special Meeting of Shareholders of GAM Funds, Inc. (the "Company") will be held on October 26, 1999 at 3:00 P.M., at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York, for the following purposes:

           1. To approve or disapprove the proposed Investment Advisory Contract
      between  the  Company  and  the  Investment  Advisor,   GAM  International
      Management Limited;

           2. For GAM Pacific Basin Fund shareholders only, to change a fundamental investment restriction of GAM Pacific Basin Fund to permit GAM Pacific Basin Fund to invest more than 25% of the value of its total assets in a single market sector; and

           3. To transact such other business as may properly come before the meeting and any adjournments thereof.

      The subjects referred to above are discussed in detail in the Proxy Statement attached to this notice. Each shareholder is invited to attend the Special Meeting of Shareholders in person. Shareholders of record at the close of business on September 29, 1999 are entitled to receive notice of and to vote at the meeting. Whether or not you intend to be present at the meeting, we urge you to fill in, sign and promptly return the enclosed proxy or use the toll-free telephone number or the internet address on the proxy card to vote your shares in order that the meeting may be held and a maximum number of shares may be voted, and avoid the added expense of a second mailing to unvoted proxies.


October 6, 1999                                               Joseph J. Allessie
                                                                       Secretary







--------------------------------------------------------------------------------
      PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD. PLEASE DATE, SIGN AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH IS ADDRESSED FOR YOUR CONVENIENCE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE MAIL YOUR PROXY PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. IF YOU ARE A SHAREHOLDER OF RECORD, YOU MAY USE THE TOLL-FREE NUMBER OR THE INTERNET ADDRESS ON THE PROXY CARD TO VOTE YOUR SHARES. IF YOUR SHARES ARE HELD IN THE NAME OF A BANK OR OTHER HOLDER OF RECORD, YOU WILL RECEIVE INSTRUCTIONS THAT YOU MUST FOLLOW IN ORDER FOR YOUR SHARES TO BE VOTED. TELEPHONE VOTING ALSO WILL BE OFFERED TO SHAREHOLDERS OWNING STOCK THROUGH CERTAIN BANKS AND BROKERS.

                                 GAM FUNDS, INC.

                              QUESTIONS AND ANSWERS

      Please find below a brief overview of some matters affecting GAM Funds, Inc. which require shareholder vote. We encourage you to read the full text of the enclosed Proxy Statement and to vote your shares.

Why is my proxy being solicited?

      The shareholders of Global Asset Management Limited ("GAML"), an indirect parent company of the investment advisor to GAM Funds, Inc., have agreed to sell their interest in GAML to UBS AG. UBS AG is the largest banking corporation in Switzerland. To ensure that the current investment advisor, GAM International Management Limited ("GIML"), may continue to serve as investment advisor, we are seeking shareholder approval of a new investment advisory contract.

      In addition, for shareholders of GAM Pacific Basin Fund, we are seeking shareholder approval to modify one of the investment restrictions to allow GAM Pacific Basin Fund to invest more than 25% of its assets in the finance sector.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THESE PROPOSALS.

How will the proposals affect my Fund?

      The sale of GAML to UBS AG will not affect the investment objectives or restrictions of your Fund. The proposed investment advisory contract will involve the same parties on identical terms with those of the current investment advisory contract, except that the dates of effectiveness and termination will be different.

      Approval of the proposal to change one of the investment restrictions of GAM Pacific Basin Fund will not affect any Fund other than GAM Pacific Basin Fund and will not change any other investment restriction of the GAM Pacific Basin Fund.

Will the proposals result in a change of advisory fees?

      No, there will be no change in the advisory fees of any of the Funds.

What are the benefits of the proposals?

      The Board of Directors anticipates that the proposed sale of GAML to UBS AG may have several benefits to GAM Funds, Inc., including, the greater financial strength and resources of UBS AG, better distribution facilities, and synergies of financial products. Approval of the proposed investment advisory contract will allow GAM Funds, Inc. to take advantage of these benefits.

      As for the modification of the investment restriction for GAM Pacific Basin Fund, the Board believes that permitting GAM Pacific Basin Fund to invest a significant portion of its assets in the finance sector will allow GAM Pacific Basin Fund to take advantage of significant growth opportunities in that area.

Is GAM Funds, Inc. paying for the cost of this solicitation?

      No, GAM Funds, Inc. is not paying for the cost of this solicitation.

How do I vote?

      You may exercise your vote by any of the following means:
          1) by returning the enclosed proxy card in the addressed envelope;
          2) by calling the toll-free telephone number or accessing the internet address that appears on your proxy card; or
          3) by voting in person at the shareholder meeting.

Whom should I contact with questions?

      If you have any questions, please feel free to contact your proxy solicitor Morrow &Co., Inc. at 1-800-566-9061.

                                 GAM FUNDS, INC.

                              135 EAST 57TH STREET
                            NEW YORK, NEW YORK 10022

                                 PROXY STATEMENT


Introduction

Shareholder Meeting

      This Proxy Statement and enclosed form of proxy are being furnished in connection with the solicitation of proxies on behalf of the Board of Directors of GAM Funds, Inc., a Maryland Corporation (the "Company"), for use at a Special Meeting of Shareholders (the "Special Meeting") to be held on October 26, 1999 at 3:00 P.M. at the offices of the Company on the 25th Floor, 135 East 57th Street, New York, New York 10022, and any adjournments thereof, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. This proxy statement and enclosed form of proxy are expected to be mailed to shareholders of record commencing on or about October 6, 1999. The Company currently consists of seven Series: GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, GAM North America Fund and GAMerica Capital Fund, which are referred to herein both individually and collectively as the "Series."

Proxy

      Any proxy given pursuant to such solicitation and received in time for the Special Meeting will be voted as specified in such proxy. If no instructions are given, proxies will be voted FOR all of the matters specified in the proxy. The enclosed proxy is revocable by you at any time prior to the exercise thereof by submitting a written notice of revocation or subsequently executed proxy to the Secretary of the meeting. Signing and mailing the proxy will not affect your right to give a later proxy or to attend the Special Meeting and vote your shares in person.

      In addition to the solicitation of proxies by mail, the Company may utilize the services of its officers, who will not receive any compensation therefor, to solicit proxies by telephone, by telegraph and in person. The Company may also request brokers, custodians, nominees and fiduciaries to forward proxy material to the beneficial owners of shares of record. The cost of soliciting proxies will not be paid by the Company but will be paid by GIML.

Shareholders

      On September 29, 1999, the date for determination of shareholders entitled to receive notice of and to vote at the Special Meeting and any adjournments thereof, there were issued and outstanding the following numbers of shares of each of the respective Series of the Company: 61,734,141 shares of GAM International Fund, 4,866,801 shares of GAM Global Fund, 3,813,763 shares of GAM Pacific Basin Fund, 4,493,338 shares of GAM Japan Capital Fund, 2,023,322 shares of GAM Europe Fund, 2,376,878 shares of GAM North America Fund and 2,733,646 shares of GAMerica Capital Fund. Each whole share is entitled to one vote and any fractional shares entitled to a fractional vote. Taken together, these shares constituted all of the Company's outstanding securities as of September 29, 1999.

Annual Report

      The Annual Report for fiscal year 1998 for the Company is available upon request to: GAM Funds, Inc., 135 East 57th Street, New York, NY 10022 -
Telephone (800) 426-4685. The principal underwriter for the Company, GAM Services, Inc., is located at the above address and telephone number.

PROPOSAL ONE:  APPROVAL OR DISAPPROVAL OF THE PROPOSED INVESTMENT
               ADVISORY AGREEMENT BETWEEN THE COMPANY AND THE
               INVESTMENT ADVISOR

      The first proposal to be submitted at the Special Meeting of Shareholders of the Company is to approve or disapprove of the investment advisory contract (the "Advisory Contract") between the Company and the Investment Advisor, GIML. GIML acts as investment advisor to GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAMerica Capital Fund and GAM Europe Fund and as co-investment advisor with Fayez Sarofim & Co. ("Sarofim") to GAM North America Fund. The Advisory Contract will be identical to the existing investment advisory contract between the Company and GIML, except for the date of effectiveness and termination, and a copy of this Advisory Contract is set forth as Exhibit A hereto. The reason for the required approval is the change of control of GIML, which may be deemed to result in an assignment of the Advisory Contract, as defined in the Investment Company Act of 1940 (the "1940 Act").

GAM International Management Limited

      GIML maintains its principal executive office at 12 St. James's Place, London SW1A 1NX, England. GIML was organized as a corporation under the laws of the United Kingdom in March 1984. GIML represents that there has been no material adverse change in the financial condition of GIML.

      GIML is a wholly-owned subsidiary of Global Asset Management (U.K.) Limited, 12 St. James's Place, London, SW1A 1NX, England, a holding company. Global Asset Management (U.K.) Limited is wholly owned by GAM Admin B.V., Buitenhofdreed 270, 2625 RE Delft, the Netherlands, which is wholly owned by Global Asset Management GAM Sarl, 16rue Eugene Ruppert, L-2453 Luxembourg, R.C. Luxembourg B56,403. Global Asset Management GAM Sarl is wholly owned by Greenpark Management N.V., Kaya Flamboyan 96, Curacao, Netherlands Antilles, which is wholly owned by GAML, 45 Reid Street, Hamilton, Bermuda. GAML is in turn owned 69.3% by Lorelock S.A., 53rd Urbanizacion Obarrio, Torre Bancosur, 16th Floor, Panama, Republic of Panama, which is controlled by a discretionary trust of which Mr. de Botton, a Director and President of the Company, may be deemed to be a beneficiary and 29.7% by St. James's Place Corporate Investments Limited, 27 St. James's Place, London SW1A 1NR, England, an international diversified financial services company. St. James's Place Corporate Investments Limited controls, individually and collectively and directly and indirectly, a number of subsidiaries which provide financial services and investment management services for various investment companies, among others, and which are involved internationally in various financial service businesses.

      Since the beginning of GIML's fiscal year 1998, there have been no purchases or sales of securities in GIML or its parents or its subsidiaries by any director of the Company.

Transaction

      Pursuant to a Stock Purchase Agreement dated as of September 14, 1999 among the shareholders of GAML and UBS AG ("UBS"), UBS will take over complete and effective control of GAML (the "Transaction"). Since GIML is a wholly owned indirect subsidiary of GAML, the Transaction will result in UBS's acquisition of effective control of GIML.

      The 1940 Act requires that all investment advisory contracts with registered investment companies have a provision resulting in the automatic termination of the investment advisory contract where the investment advisor attempts to assign such contract without the approval of the shareholders of the registered investment company. As required by the 1940 Act, the Advisory Contract with GIML provides for such an automatic termination in the event of an "assignment." The 1940 Act defines "assignment" to include any indirect or direct transfer of an investment advisory contract. Because the change in control of GIML could be deemed an indirect transfer of the investment advisory contract, the Transaction may be deemed to result in an "assignment" of the Advisory Contract between the Company and GIML.

      Consequently, the Board is seeking shareholder approval of the proposed Advisory Contract between GIML and the Company on the same terms as the current investment advisory contract.

Directors of GIML

      The directors of GIML and their principal occupations are as follows:

Name                                Title and Principal Occupation
--------                            -------------------------------

Gilbert M. de Botton                Director of GAML and Chairman of Global
                                    Asset Management (U.K.) Ltd.

Jean-Philippe Cremers               Investment Director, GIML

Gordon D. Grender                   Investment Director, GIML

Paul S. Kirkby                      Investment Director, GIML

Alan McFarlane                      Managing Director (Institutional), Global
                                    Asset Management Limited (London)

David J. Miller                     Finance Director of Global Asset
                                    Management (U.K.) Ltd.

Denis Graham Raeburn                Director, GAML and Managing Director,
                                    Global Asset Management (U.K.) Ltd.

Count Ulric E. von Rosen            President, Bonnier Medical Division of
                                    Bonnier Medical Group, Sweden

     The business address of GIML and the directors is: 12 St. James's Place, London SW1A 1NX, England.

UBS AG

      UBS is a banking corporation organized under the laws of Switzerland and is the largest banking corporation in Switzerland. UBS operates in over 50 countries in the world and has a total of over 48,000 employees. In the United States, UBS operates branches and agencies in Stamford, Chicago, New York, Los Angeles, San Francisco, Miami, and Houston. UBS also maintains direct and indirect subsidiaries in the United States, including Warburg Dillon Read LLC, an investment bank and a broker-dealer; UBS Brinson Inc. and Brinson Partners Inc., investment advisors; and Warburg Dillon Read Futures Inc., a futures commission merchant. UBS's core businesses can be divided into five categories: private banking, private and corporate services, investment banking, institutional asset management and private equity. UBS is one of the world's leading financial services groups with over five million customers and $1 trillion of client assets under management.

Information Concerning the Advisory Contract

      The Advisory Contract, which is set forth as Exhibit A to this Proxy Statement, requires GIML to conduct and maintain a continuous review of the portfolios of each Series of the Company and, except with respect to GAM North America Fund, to make all decisions regarding purchases and sales of securities and other investments on behalf of each Series, subject to review by the Board of Directors. With respect to GAM North America Fund, GIML shall provide to Sarofim recommendations as to the purchase and sale of securities, portfolio reviews, and investment research and advice with respect to the securities and investments of GAM North America Fund. GIML renders its services to each Series from outside the United States.

      Expenses. GIML is required to pay all of its own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as may be required in performing the duties required under the Advisory Contract. GIML is not required to furnish any overhead facilities for the Company, including daily pricing or trading desk facilities. The Company pays for all expenses of its operation, including office space and equipment, trading desk facilities, employee compensation, fees and expenses of directors, interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, registering or qualifying shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for maintaining books, performing portfolio valuations and rendering other services to the Company), transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing prospectuses, proxy materials, reports and notices to shareholders, and all other costs incident to the Company's existence as a corporation. Included in the expenses of registering or qualifying shares for sale, which the Company bears, are the printing costs, legal fees and other expenses relating to the preparation and filing with the Securities and Exchange Commission (the "SEC") and other relevant authorities of the Company's registra-tion statement and the production and filing of the definitive prospectus and statement of additional information for each Series. All expenses which benefit a specific Series will be charged to that Series, and all expenses which are deemed to benefit all Series equally shall be charged in equal parts to each Series.

      Fees. For its services to each Series other than GAM North America Fund, GIML receives a quarterly fee of 0.25% of the average daily net assets of each Series during the quarter preceding each payment, equivalent to an annual fee of 1.0% of that Series' average daily net assets during the year. For its services to GAM North America Fund, GIML receives a quarterly fee of 0.125% of the average daily net assets of GAM North America Fund during the quarter preceding each payment, equivalent to an annual fee of 0.5% of GAM North America Fund's average daily net assets during the year. The rate of the advisory fee paid by each Series is higher than for most investment companies. The actual advisory fee paid by each Series with respect to the period ended December 31, 1998 and the total net assets of each Series as of such fiscal year date are set forth below:

                         GAM             GAM            GAM            GAM           GAM            GAM        GAMerica
                    International      Global      Pacific Basin  Japan Capital    Europe      North America    Capital
Advisory Fee:       $  26,355,350    $ 1,287,387    $  207,532      $  280,165   $  513,908     $  160,274     $  84,838
Total Net Assets:  $2,988,201,239   $169,772,206   $18,457,712     $24,272,851  $52,231,891    $19,478,278   $13,644,844

      Except for GAMerica Capital Fund, each Series' expense ratio can be expected to be higher than those of investment companies investing in domestic securities since the cost of maintaining custody of foreign securities and the rate of advisory fee paid by each Series are higher than those for most investment companies investing in domestic securities.

      Indemnification. The Advisory Contract provides that GIML is not liable for any losses resulting from its acts or omissions in the course of rendering services under the Advisory Contract in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or reckless disregard of its obligations under the Advisory Contract. The Advisory Contract permits GIML to render services to other persons or organizations and to engage in other activities.

      Termination. The Advisory Contract will terminate automatically in the event of its assignment, as such term is defined under the 1940 Act, and may be terminated with respect to each Series at any time without payment of any penalty on 60 days' written notice, with the approval of a majority of the directors of the Company in office at the time or by vote of a majority of the outstanding shares of that Series (as defined in the 1940 Act).

Information Regarding Portfolio Transactions

      Purchase and sale orders will usually be placed with brokers who are selected by GIML on behalf of each Series of the Company, other than GAM North America Fund, on the basis of their ability to achieve "best execution" of such orders. "Best execution" means prompt and reliable execution at the most favorable securities price, taking into account the other provisions hereinafter set forth. The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations, including, without limitation: the overall direct net economic result to each Series (involving both price paid or received and any commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, availability of the broker to stand ready to execute possible difficult transactions in the future, and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by GIML and the Company in determining the overall reasonableness of brokerage commissions.

      GIML is authorized to allocate brokerage and principal business to brokers who have provided brokerage and research services for any Series or for other accounts for which GIML exercises investment discretion and to cause any Series to pay a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting that transaction, if GIML in recommending or making the allocation in question determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker. In demonstrating that such determinations were made in good faith, GIML is required to show that all commissions were allocated and paid for purposes contemplated by the Company's brokerage policy; that commissions were not allocated or paid for products or services which were readily and customarily available and offered to the public on a commercial basis; and that the commissions paid were within a reasonable range.

      Research services provided by brokers to the Company or GIML consist of those services which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Research furnished by brokers through whom the Company effects securities transactions may be used by GIML for any of its accounts, and not all such research may be used by GIML for the Company. When execution of portfolio transactions is allocated to brokers trading on exchanges outside the United States with fixed brokerage commission rates, account may be taken of various services provided by the broker, including quotations for daily pricing of foreign securities held in the portfolio of a Series and trading desk services for the Company.

      Purchases and sales of portfolio securities within the United States other than on a securities exchange shall be executed with primary market makers acting as principal except where, in the judgment of GIML, better prices and execution may be obtained on a commission basis or from other sources.

      The Company has not used affiliated brokers in the past and currently does not intend to do so in the future. Portfolio transactions executed by brokers which may be deemed to be affiliated with the Company will be in accordance with procedures adopted by the Company, pursuant to Rule 17e-1 under the 1940 Act, to ascertain that the brokerage commissions paid to such brokers are fair, reasonable,  usual  and  customary  compared  to the  commission,  fee or  other
remuneration   received  by  other   brokers  in  connection   with   comparable
transactions involving similar securities being purchased or sold during a comparable period of time. The Board of Directors of the Company will review these procedures at least annually and will determine at least quarterly that all brokerage commissions paid to such brokers during the preceding quarter were paid in compliance with such procedures.

      During the fiscal year ended December 31, 1998, GAM International Fund paid $6,155,942 for brokerage commissions, GAM Global Fund paid $385,674 for brokerage commissions, GAM Pacific Basin Fund paid $109,176 for brokerage commissions, GAM Europe Fund paid $407,460 for brokerage commissions, GAM North America Fund paid $20,784 for brokerage commissions, GAM Japan Capital Fund paid $53,902 for brokerage commissions, and GAMerica Capital Fund paid $11,605 for brokerage commissions.

Special Requirements

      Section 15 of the 1940 Act provides that when a change of control of an investment advisor to an investment company occurs, the investment advisor or any of its affiliated persons may receive an amount or benefit in connection therewith as long as two conditions are satisfied.

      First, no "unfair burden" may be imposed on the investment company as a result of the change of control, or any express or implied terms, conditions or understandings applicable thereto. As defined in the 1940 Act, the term "unfair burden" includes any arrangements during the two-year period after the change in control whereby the investment advisor (or predecessor or successor advisor), or any interested person of such advisor, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the investment company (other than fees for bona fide principal underwriting services). The Board has not been advised by GIML of any circumstances arising from the Transaction that might result in an unfair burden being imposed on the Company.

      The second condition is that, during the three-year period immediately following the Transaction, at least 75% of the members of the Board of Directors of the Company must not be "interested persons" of the Company (after the Transaction) or the predecessor investment advisor within the meaning of the 1940 Act. After the Transaction, 75% of the directors of the Company will not be "interested persons" of GIML or any of its affiliates.

Recommendation of the Board

      At in person meetings of the Board held on September 22 and 29, 1999, the Board, including all of the directors who are not interested directors, considered the continuance of GIML as investment advisor to GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Japan Capital Fund, GAM Europe Fund, and GAMerica Capital Fund and as co-advisor to GAM North America Fund upon the acquisition by UBS of effective control of GIML. The Board obtained from GIML and UBS such information as it deemed reasonably necessary to make such a decision. It considered such factors as: the continuity of management of GIML and the autonomy to be retained by companies in the GAM group; the nature, scope and quality of services provided to the Company by GIML; the quality of personnel of GIML; and the potential impact of the Transaction on the quality of services provided by GIML. Particular emphasis was placed on the potential synergies of a combination of the products offered by the Company and those of UBS, the additional resources of UBS, the breadth of the distribution facilities of UBS and the reputation of UBS for delivering quality services in the area of asset management.

      Those members of the Board who are not interested directors also met alone with their independent counsel to discuss the information provided to them and the advisability of continuing to have GIML serve as investment advisor to the company.

      At this meeting on September 29, 1999, the Board considered further the effect of the Transaction on future sales of shares of the Company, discussing in particular the overlaps between the funds currently offered by the Company and those offered by UBS. The Board also considered the effect of the Transaction on the existing distribution arrangements for the shares of the Funds, including the need to appoint a new principal underwriter for the Company and the effect of such changes on the overall expenses incurred by shareholders of the Company.

      There are no arrangements or understandings in connection with the Advisory Contract with respect to the composition of the Board of Directors of the Company or GIML.

Approval of the Investment Advisory Contract

      The current advisory contract between GIML and the Company was originally approved by the shareholders of GAM International Fund on February 14, 1986, by the shareholders of GAM Global Fund on March 30, 1987, by the shareholders of GAM Pacific Basin Fund on July 25, 1988, and by the shareholders of GAM Europe Fund and GAM North America Fund on March 29, 1990. At a meeting of the Board of Directors held on February 25, 1994, the Board of Directors approved an amended and restated advisory contract on behalf of GAM Global Fund, GAM International Fund, GAM Pacific Basin Fund, GAM North America Fund and GAM Europe Fund. This amended and restated advisory contract was approved by the shareholders of GAM Global Fund, GAM International Fund, GAM Pacific Basin Fund, GAM North America Fund and GAM Europe Fund on April 14, 1994 and by the Board of Directors of GAM Japan Capital Fund (prior to the issuance of shares of such Series) on February 25, 1994, and by the Board of Directors of GAMerica Capital Fund (prior to the issuance of shares of such Series) on December 15, 1994.

      At the Special Meeting, the Advisory Contract will be submitted for approval of the shareholders of the Company, each Series voting separately as a class. Approval of the Advisory Contract with respect to each Series requires the affirmative vote of the holders of a majority of the outstanding shares of such Series. A majority of the outstanding shares of each Series is defined under the 1940 Act as the lesser of (a) 67% of the shares of the Series present at a meeting if the holders of more than 50% of such Series' outstanding shares are present in person or by proxy or (b) more than 50% of the Series' outstanding shares.

      If the proposed Advisory Contract between the Company and GIML is approved by the shareholders of a Series, such Contract will be effective as to that Series as of the date of closing of the Transaction and will terminate on or about October 26, 2000. If the proposed Advisory Contract is not approved by the shareholders of a Series and the Transaction is consummated, then the existing Advisory Contract will be terminated automatically with respect to such Series. In the event of such a termination, the Board would then make arrangements for the management of the investments of such Series as it believes appropriate and in the best interests of the shareholders of such Series.

                           SHARES OF GAM FUNDS, INC.,
                    BENEFICIALLY OWNED DIRECTLY OR INDIRECTLY
               BY DIRECTORS AND OFFICERS AS OF SEPTEMBER 29, 1999

Name and                                                                   Year
Position with                                                              First        GAM                       GAM
the Company of                Principal Occupations                       Became      Inter-         GAM        Pacific
Each Director                 During Past Five Years                     Director    national      Global        Basin
-------------                 ----------------------                     --------    --------      ------        -----
Gilbert de Botton             Chairman, Global Asset                        1984      245,909      502,387      941,852
Director and President        Management Limited, investment                            0.40%       10.32%       24.70%
(age 64)(1)(2)                advisor, 1983 to present;
                              Chairman,  Global Asset Management (U.K.) Limited,
                              holding company,  1983 to present;  Vice Chairman,
                              Global  Asset  Management  (USA) Inc.,  investment
                              advisor, 1989 to present.

George W. Landau              President, Americas Society and               1994            0            0            0
Director                      the Council of the Americas,                               0.0%         0.0%         0.0%
(age 79)                      1985-1993; Chairman,
                              Latin America Advisory Board
                              of Coca-Cola International,
                              1988 to present.

Roland Weiser                 Chairman, Intervista, business                1988            0          285        6,985
Director                      consulting, 1984 to present.                               0.0%        0.01%        0.18%
(age 67)(3)

Robert J. McGuire,            Attorney/Consultant, Morvillo,                1998            0            0            0
Director                      Abramowitz, Grand, Iason &                                 0.0%         0.0%         0.0%
(age 62)                      Silberberg, P.C., 1998 to present;
                              President/Chief Operating Officer,
                              Kroll Associates 1989-1997.

Directors and Officers                                                                245,909      502,672      948,837
of the Company                                                                          0.40%       10.33%       24.88%
as a Group


Name and
Position with                                                                             GAM                       GAM
the Company of                Principal Occupations                          GAM        North     GAMerica        Japan
Each Director                 During Past Five Years                      Europe      America      Capital      Capital
-------------                 ----------------------                      ------      -------      -------      -------
Gilbert de Botton             Chairman, Global Asset                   1,217,874      879,904      824,795    1,654,179
Director and President        Management Limited, investment              60.19%       37.02%       30.17%       36.81%
(age 64)(1)(2)                advisor, 1983 to present;
                              Chairman,  Global Asset Management (U.K.) Limited,
                              holding company,  1983 to present;  Vice Chairman,
                              Global  Asset  Management  (USA) Inc.,  investment
                              advisor, 1989 to present.

George W. Landau              President, Americas Society and                  0            0            0            0
Director                      the Council of the Americas,                  0.0%         0.0%         0.0%         0.0%
(age 79)                      1985-1993; Chairman,
                              Latin America Advisory Board
                              of Coca-Cola International,
                              1988 to present.

Roland Weiser                 Chairman, Intervista, business               2,277        2,645        1,315        3,373
Director                      consulting, 1984 to present.                 0.11%        0.11%        0.05%        0.08%
(age 67)(3)

Robert J. McGuire,            Attorney/Consultant, Morvillo,                   0            0            0            0
Director                      Abramowitz, Grand, Iason &                    0.0%         0.0%         0.0%         0.0%
(age 62)                      Silberberg, P.C., 1998 to present;
                              President/Chief Operating Officer,
                              Kroll Associates 1989-1997.

Directors and Officers                                                 1,220,151      882,549      826,110    1,657,552
of the Company                                                            60.30%       37.13%       30.22%       36.89%
as a Group

Notes to Table

(1) Mr. de Botton is an "interested person" of the Company, as defined in the 1940 Act. Lorelock S.A., which is controlled by a discretionary trust of which Mr. de Botton is a potential beneficiary, owns approximately 70% of the voting securities of GAML, which controls GIML through its wholly-owned subsidiaries. Mr. de Botton is also a director of other investment funds organized outside the United States in the GAM group of funds. Mr. de Botton is a director of GIML.

(2) All shares indicated as owned beneficially by Mr. Gilbert de Botton, President and Director of the Company, are owned of record by clients, or custodians or nominees for clients, of GIML and its affiliates, or by employee benefit plans for the benefit of employees of GIML and its affiliates. Entities controlled by Global Asset Management Ltd. may be deemed to have investment or voting power over such shares. Mr. de Botton is the Chairman of Global Asset Management Ltd. and may be a beneficiary of a discretionary trust which indirectly owns approximately 70% of the voting securities of Global Asset Management Ltd. As a result, Mr. de Botton may be deemed to have shared voting or investment power over such shares. Mr. de Botton disclaims beneficial ownership of such shares.

(3) Does not include 1,444 shares of GAM International Fund, 2,729 shares of GAM Global Fund, 2,026 shares of GAM Pacific Basin Fund, 4,389 shares of
     GAM Europe Fund, 2,662 shares of GAM North America Fund, 2,953 shares of GAMerica Capital Fund and 3,118 shares of GAM Japan Capital Fund owned by Mr. Weiser's spouse and children, which may be deemed to be beneficially owned by Mr. Weiser. Mr. Weiser disclaims beneficial ownership of such shares.

Proposal Two:    Approval Or Disapproval Of Changing One Fundamental
                 Investment Restriction For GAM Pacific Basin Fund

      The Company has adopted fundamental investment restrictions that govern generally the operations of the Funds. Investment restrictions that are deemed fundamental may not be changed without a vote of the outstanding shares of the Company. The Company's current investment restrictions are set forth in Exhibit B to this Proxy Statement.

      At a meeting held on July 28, 1999 the Board of Directors approved the change of one of the Company's fundamental investment restrictions for GAM Pacific Basin Fund as described below.

      The text of the proposed change in the investment restriction is set forth below, followed by a brief commentary.

Proposed Change

      The Company is proposing to change the current fundamental investment restriction number 4 for GAM Pacific Basin Fund in the Company's Statement of Additional Information (see Exhibit B to this Proxy Statement) which states the "Fund may not ... (4) Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments)."

     Proposed Change. The Board of Directors proposes changing Restriction number 4 so that it will read in its entirety as follows:

      "Each Fund may not: ...

           (4) Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments) except for GAM Pacific Basin Fund, which will concentrate more than 25% of the value of its total assets in the Finance Sector, as such sector is defined in the Morgan Stanley Capital International ("MSCI") Indices."

      Commentary: Restriction 4 limits investments in any one industry to 25% of the total assets of each of the Funds. The proposed change would allow GAM Pacific Basin Fund to invest more than 25% of its total assets in the Finance Sector as defined by MSCI up to a limit to be established by the Board of Directors of the Company at its discretion. GAM Pacific Basin Fund would not be permitted to invest more than 25% of its total assets in any sector other than the Finance Sector. MSCI classifies the universe of companies into eight sectors: energy, materials, capital equipment, consumer goods, services, multi-industry, gold mines, and finance. The Finance Sector is comprised of four industries: banking, financial services, insurance and real estate.

      The primary purpose behind proposing the modification of this policy is to permit GAM Pacific Basin Fund to take advantage of investment opportunities in companies in the financial services industry, including banks, brokerage firms, insurance companies and real estate companies. GIML and the Board of Directors believe that companies in the Finance Sector will present significant growth opportunities as the economies of Asia and the Pacific Basin recover. GIML and the Board of Directors note that this change in the fundamental investment restrictions will permit GAM Pacific Basin Fund to concentrate its assets in a single sector in order to permit GAM Pacific Basin Fund to profit from this expected growth. While the proposed change to this investment restriction will eliminate a limitation on the concentration of assets in the Finance Sector, GAM Pacific Basin Fund's investment advisor will, of course, consider carefully all investments in the Finance Sector.

      A fund that  concentrates  its  investments in a certain  sector,  such as finance, may be subject to greater share price fluctuations than a non-concentrated fund. Also, businesses in the Finance Sector may be affected more significantly by changes in government policies and regulation, interest rates, currency exchange rates, and other factors affecting the financial markets. The Board considered such risks prior to approving the proposed change in the fundamental restrictions.

      The Board of Directors believes that investors in the GAM Pacific Basin Fund will benefit from this proposed change in the fundamental investment objectives in two ways. First, GAM Pacific Basin Fund will have increased flexibility to respond to new developments and changing trends in the Pacific Basin marketplace. Second, GAM Pacific Basin Fund will be able to take advantage of investment opportunities in a sector which GIML and the Board of Directors believe offers a number of attractive investment opportunities.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR CHANGING THE FOREGOING INVESTMENT RESTRICTION.

                            SUPPLEMENTAL INFORMATION

Principal Holders of Securities

     As of September 29, 1999, the following persons may be deemed to own beneficially more than 5% of the outstanding shares of any Fund.

                                                               GAM                        GAM                       GAM
                                     GAM          GAM      Pacific           GAM        North     GAMerica        Japan
                           International       Global        Basin        Europe      America      Capital      Capital
                         ---------------      -------      -------       -------     --------     --------      -------

BHC Securities Inc.                                    261,921.995                                           267,044.81
FAO58804809                                                  6.87%                                                5.94%
One Commerce Sq.
2005 Market Street
Suite 1200
Philadelphia, PA
19103

Fayez Sarofim &Co.                                                                216,467.940
P.O. Box 52830                                                                          9.11%
Houston, TX77052

Jan I. Shrem and                                                     124,333.761
Mitsuko Shrem                                                              6.15%
C/O Rothschild Bk.
Zollickstrasse 181
Zurich CH-8034
Switzerland

Charles Schwab & Co., Inc.                                           191,410.220
FBO Customers                                                              9.46%
101 Montgomery St.
San Francisco, CA 94104

Charles Schwab & Co., Inc.                                                        142,196.934  136,625.135  300,752.630
FBO Customers                                                                           5.98%        5.00%        6.69%
101 Montgomery St.
San Francisco, CA 94104

Gilbert de Botton (1)                     502,672.130  948,836.830 1,220,151.000  882,549.320  826,109.7701,657,552.480
12 St. James's Place                           10.33%       24.88%        60.30%       37.13%       30.22%       36.89%
London SW1A 1NX
England


(1)All shares indicated as owned beneficially by Mr. Gilbert de Botton, President and Director of the Company, are owned of record by clients, or custodians or nominees for clients, of GIML and its affiliates, or by employee benefit plans for the benefit of employees of GIML and its affiliates. Entities controlled by Global Asset Management Ltd. may be deemed to have investment or voting power over such shares. Mr. de Botton is the Chairman of Global Asset Management Ltd. and may be a beneficiary of a discretionary trust which indirectly owns approximately 70% of the voting securities of Global Asset Management Ltd. As a result, Mr. de Botton may be deemed to have shared voting or investment power over such shares. Mr. de Botton disclaims beneficial ownership of such shares.

Executive Officers of the Company

      The executive officers of the Company, all of whom serve at the pleasure of the Board of Directors, and their principal occupations during the past five years are as follows:

      Gilbert de Botton, President and Chairman of the Board (see page 7).

      Kevin J. Blanchfield (age 44), has served as Vice President of the Company since December 1993, and was elected as Treasurer in 1997. He is also Chief Operating Officer of Global Asset Management (USA) Inc., and Vice President of GAM Services Inc. and GAM Investments Inc.

      Joseph J. Allessie (age 34), General Counsel, Corporate Secretary and Compliance Officer since 1999 of the Fund as well as Global Asset Management
(USA) Inc., GAM Services Inc. and GAM Investments Inc. and whose principal occupation during the past five years was Regulatory Officer for the State of New Jersey, Department of Law and Public Safety, Bureau of Securities from 1993 until 1999.

     Teresa B. Riggin (age 39) was elected Assistant Secretary in 1994 and has been Vice President-Administration and Assistant Secretary of Global Asset Management (USA) Inc., Assistant Secretary of GAM Services Inc. and GAM Investments Inc. since 1994.

     John L. Hogan (age 40), Assistant Treasurer and Assistant Manager, Brown Brothers Harriman & Co. since 1995 and Mutual Fund Administration Supervisor at New England Funds, L.P. prior to 1995.

     Global Asset Management (USA) Inc., GAM Investments Inc. and GAM Services Inc. are all controlled by GAML, which also controls GIML.

                              SHAREHOLDER PROPOSALS

      The Company does not ordinarily hold annual meetings of shareholders. Any shareholder desiring to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send written proposals to the Company at GAM Funds, Inc., 135 East 57th Street, New York, New York 10022, and such shareholder proposal must be received at a reasonable time prior to the date of the meeting of shareholders to be considered for inclusion in the materials for the meeting.

                             ADDITIONAL INFORMATION

      The presence in person or by proxy of the holders of a majority of the outstanding voting shares of the Company is required to constitute a quorum for the Special Meeting. Approval of the Advisory Contract between the Company and GIML (Proposal 1) will require the affirmative vote of a majority of all votes cast at the Special Meeting. Approval of the proposal to change one fundamental investment restriction for GAM Pacific Basin Fund in order to permit the investment of more than 25% of the assets of GAM Pacific Basin Fund in the Finance Sector up to a limit to be set by the Board of Directors of the Company at its discretion (Proposal 2) will also require the affirmative vote of the holders of a majority of the outstanding shares of the Company. A majority of the outstanding shares of a company is defined under the 1940 Act as the lesser of (a) 67% of the shares of the company present at a meeting if the holders of more than 50% of such company's outstanding shares are present in person or by proxy or (b) more than 50% of the company's outstanding shares. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of each proposal.

                                  OTHER MATTERS

      Management does not know of any matters to be presented at the Special Meeting other than those stated and described in this Proxy Statement. If any other business should come before the meeting, the proxies will vote thereon in accordance with their best judgment.

      If you cannot attend the Special Meeting in person, please complete and sign the enclosed proxy and return it in the envelope provided or use the toll-free telephone number or the internet address on the proxy card to vote your shares so that the meeting may be held and action taken on the matters described herein with the greatest possible number of shares participating.


Dated:   October 6, 1999

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING IN PERSON ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD IN THE ENCLOSED STAMPED ENVELOPE OR VOTE UTILIZING THE TOLL-FREE TELEPHONE NUMBER OR INTERNET ADDRESS PROVIDED ON THE PROXY CARD.

                                    Exhibit A
                          Investment Advisory Contract

                                 GAM FUNDS, INC.

                                                                          [Date]

GAM International Management Limited
12 St. James's Place
London SWIA 1NX
England

                Amended and Restated Investment Advisory Contract

Dear Sirs:

      The undersigned, GAM Funds, Inc., a Maryland corporation (the "Fund"), is an open-end diversified series investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). This letter (the "Contract") confirms your engagement as investment advisor to each series of the Fund's shares presently authorized -- GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM North America Fund, GAM Japan Capital Fund and GAMerica Capital Fund -- on the terms and subject to the conditions set forth below:

Section 1.        Investment Management Services

                  A. General

      You shall conduct and maintain a continuous review of each series' portfolio of securities and investments, and, except with respect to GAM North America Fund, you shall make all decisions regarding purchases and sales of securities and other investments on behalf of each series. On behalf of each series other than GAM North America Fund, such services shall include, among others, determining the portion of the assets of each series to be held in United States and foreign issuers and entering into foreign exchange contracts in connection therewith on behalf of each series, as you deem advisable.

      With respect to GAM North America Fund, you shall provide to Fayez Sarofim & Co. ("Sarofim") recommendations as to the purchase and sale of securities, portfolio reviews, and investment research and advice with respect to the securities and investments of GAM North America Fund.

      In all instances, you shall be guided by the investment objectives, policies and restrictions of each series as set forth in the Prospectus and the Statement of Additional Information filed by the Fund with the Securities and Exchange Commission, as amended from time to time (the "Disclosure Documents"), in accordance with such other policies or limitations adopted by the Board of Directors and the provisions of the 1940 Act and the rules promulgated thereunder. We agree to supply you with all such relevant documents and to notify you of any relevant changes in the Fund's investment objectives, policies and restrictions.

      In acting under this Agreement, you shall be an independent contractor and shall not be an agent of the Fund.

                  B. Selection and Recommendations of Brokers

      With respect to each series of the Fund other than GAM North America Fund, you shall be solely responsible for the selection of members of securities exchanges, brokers and dealers for the execution of the portfolio transactions of the Fund, and, when applicable, negotiating commissions in connection therewith. With respect to GAM North America Fund, you shall make recommendations to Sarofim as requested by Sarofim as to the selection of members of securities exchanges, brokers and dealers for the execution of the portfolio transactions of GAM North America Fund. All such selections and recommendations shall be made in accordance with the Fund's policies and restrictions regarding brokerage allocation set forth in the Disclosure Documents.

      You may, in making such brokerage selections and recommendations and in negotiating commissions, take into account any services or facilities provided by a broker. You are authorized to select or recommend a member of a securities exchange or any other securities broker or dealer which charges an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction if you determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your overall responsibility with respect to the accounts as to which you exercise investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act).

                  C. Reports and Summaries

      You shall maintain a continuous record of all the investments and securities which comprise the portfolio of each series of the Fund, other than GAM North America Fund, and shall furnish to the Fund or its designee such summaries of each series' portfolio and such other reports, evaluations, analyses and opinions, including statistical reports, relating to your services as investment advisor hereunder as the Fund may reasonably request at any time or from time to time or as you may deem helpful to the Fund. All such records shall be the property of the Fund.

Section 2.        Expenses

      You shall assume and pay all of your own costs and expenses, including those for furnishing such office space, office equipment, office personnel and office services as you may require in the performance of your duties under this Contract.

      The Fund shall bear all expenses of its organization, operations and business not expressly assumed or agreed to be paid by you under this Contract. In particular, but without limiting the generality of the foregoing, the Fund shall pay all interest, taxes, governmental charges or duties, fees, brokerage and commissions of every kind arising hereunder or in connection herewith, expenses of issue, repurchase or redemption of the Fund's shares, expenses of registering, qualifying and pricing the Fund's shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian and for keeping books, performing portfolio valuations and rendering other services to the Fund), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing all prospectuses, proxy material, reports and notices to shareholders, all distribution expenses under its Plan adopted in accordance with Rule 12b-1 under the 1940 Act, fees and out-of-pocket expenses of directors, all overhead expenses of the Fund's operations, including office space, office equipment, office personnel and office services and all other costs incident to the Fund's corporate existence.

Section 3.        Use of Services of Others

      You may (at your expense except as set forth in Section 2 hereof) employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations for the purpose of providing you or the Fund with such statistical or factual information, such advice regarding economic factors and trends or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to the Fund.

Section 4.        Management Fees

                  A. Fee Rate

      In consideration of your services hereunder to each series of the Fund other than GAM North America Fund, you shall be entitled to a management fee, payable quarterly, equal to 0.25% of the average daily net assets of each series of the Fund during the quarter preceding each payment (equivalent to an annual fee of 1% of the average daily net assets of the Fund during the year). The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid quarterly to you on the first business day of the next succeeding quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the quarter by 0.25% and multiplying this product by the net assets of each series of the Fund as determined in accordance with the Fund's Prospectus as of the close of business on the previous business day on which the Fund was open for business.

      In consideration of your services hereunder to GAM North America Fund, you shall be entitled to a management fee, payable quarterly, equal to 0.125% of the average daily net assets of GAM North America Fund during the quarter preceding each payment (equivalent to an annual fee of 0.5% of the average daily net assets of GAM North America Fund during the year). The fee shall be accrued for each calendar day and the sum of the daily fee accruals shall be paid quarterly to you on the first business day of the next succeeding quarter. The daily fee accruals will be computed by multiplying the fraction of one over the number of calendar days in the quarter by 0.125% and multiplying this product by the net assets of GAM North America Fund as determined in accordance with the Fund's Prospectus as of the close of business on the previous business day on which the Fund was open for business.

                  B. Expense Limitation

      In the event that the annual expenses of any series of the Fund for all purposes (including the investment management fee), except taxes, brokerage fees and commissions, distribution expenses and (with the consent of the state securities administrators where necessary) extraordinary expenses such as litigation, exceed the limits prescribed by any state in which the shares of such series are qualified for sale, the amount of the fee payable by such series to you will be reduced by the amount of any such excess. When the accrued amount of such expenses exceeds the limits at month-end, the accrued amount of your fee at month-end will be reduced by the amount of such excess, subject to adjustment monthly during the balance of the Fund's fiscal year if accrued expenses thereafter fall below the limit.

Section 5.        Limitation of Liability of Investment Advisor

      You shall be liable for losses resulting from your own acts or omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder or your reckless disregard of your duties under this Contract, and nothing herein shall protect you against any such liability to the Fund or its shareholders. You shall not be liable to the Fund or to any shareholder of the Fund for any claim or loss arising out of any investment or other act or omission, in the performance of your duties under this Contract or for any loss or damage resulting from the imposition by any government of exchange control restrictions which might affect the liquidity of the Fund's assets maintained with custodians or securities depositories in foreign countries or from any political acts of any foreign governments to which such assets might be exposed.

Section 6.        Services to Other Clients and the Fund

      Nothing contained in this Contract shall be deemed to prohibit you or any of your affiliated persons from acting, and being separately compensated for acting, in one or more capacities on behalf of the Fund. We understand that you may act as investment manager or in other capacities on behalf of other investment companies and customers. While information and recommendations you supply to the Fund and investments you make on behalf of the Fund shall in your judgment be appropriate under the circumstances in light of the investment objectives and policies of the Fund, it is understood and agreed that they may be different from the information and recommendations you or your affiliated persons supply to other clients. You and your affiliated persons shall supply information, recommendations and any other services, and shall allocate investment opportunities among each series of the Fund and any other client, in an impartial and fair manner in order to seek good results for all clients involved, but you shall not be required to give preferential treatment to any one series of the Fund as compared with the treatment given to any other series or to any other client. Whenever you shall act in multiple capacities on behalf of the Fund, you shall maintain the appropriate separate accounts and records for each such capacity. As used herein, the term "affiliated person" shall have the meaning assigned to it in the 1940 Act.

      On occasions when you deem the purchase or sale of a security to be in the best interest of one or more of the Fund's series as well as other customers, you may, to the extent permitted by applicable law, aggregate the securities to be so sold or purchased in order to obtain the best execution or lower brokerage commissions, if any. You may also on occasion purchase or sell a particular security for one or more customers in different amounts. On either occasion, and to the extent permitted by applicable law and regulations, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by you in the manner you consider to be the most equitable and consistent with your fiduciary obligations to each series of the Fund and to such other customers.

Section 7.        Reports to Investment Advisor

      The Fund shall furnish to you solely for your use such prospectuses, proxy statements, reports and other information relating to the business and affairs of the Fund as you may, at any time or from time to time, reasonably require in order to discharge your duties under this Contract.

Section 8.        Use of Investment Advisor's Name

      The Fund may use the names "GAM Funds, Inc.", "GAM International Fund", "GAM Global Fund", "GAM Pacific Basin Fund", "GAM Europe Fund", "GAM North America Fund", "GAM Japan Capital Fund", "GAMerica Capital Fund" or any other name derived from the name "GAM" or "Global Asset Management" only for so long as (i) this Contract or any extension, renewal or amendment hereof remains in effect, (ii) a majority of your equity interest shall continue to be owned by your corporate parent, Global Asset Management Ltd., or (iii) you shall specifically consent in writing to such continued use. Any such use by the Fund shall in no way prevent you or any of your successors or assigns from using or permitting the use of the names GAM Funds, Inc., GAM International Fund, GAM Global Fund, GAM Pacific Basin Fund, GAM Europe Fund, GAM North America Fund, GAM Japan Capital Fund, GAMerica Capital Fund or any component or components thereof, singly or in any combination, alone or with any other word or words, for, by or in connection with any other entity or business, other than the Fund or its businesses, whether or not the same directly or indirectly competes or conflicts with the Fund or its business in any manner. To the extent permitted by the 1940 Act and rules and regulations thereunder, and more particularly, Investment Company Act Release No. 5510, dated October 8, 1968, in the event that you shall cease to be the investment manager of the Fund or your corporate parent shall no longer own a majority of your equity interest, the Fund, upon your written request, shall submit to its shareholders for their vote a proposal to amend its Charter to delete from its name the initials "GAM" and thereafter
(1) cease to use the names "GAM Funds, Inc.", "GAM International Fund", "GAM Global Fund", "GAM Pacific Basin Fund", "GAM Europe Fund", "GAM North America Fund", "GAM Japan Capital Fund", "GAMerica Capital Fund" or any component or components thereof, singly or in any combination, or any name deceptively similar to "Global Asset Management" or "GAM Funds", "GAM International", "GAM Global", "GAM Pacific Basin", "GAM Europe", "GAM North America", "GAM Japan Capital" or "GAMerica Capital Fund" in any way whatsoever, and (2) for such period and in such manner as may reasonably be required by you, on all letterheads and other material designed to be read or used by salesmen, distributors or investors, state in a prominent position and prominent type that GAM International Management Limited has ceased to be the investment manager of the Fund, provided, however, that if you make such request because your parent corporation no longer owns a majority of your equity interest, the question of continuing the investment management agreement between you and the Fund must be submitted to a vote of the shareholders of each series of the Fund at the time of submission of the proposal to amend the Fund's name.

Section 9.        Term of Contract

      This Contract shall be effective on , 19 . This Contract shall continue in effect from year to year with respect to each series, subject to approval annually by the Board of Directors of the Fund or by vote of a majority of the outstanding shares of each such series of the Fund (as defined in the 1940 Act) and also, in either event, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Fund who are not parties to this Contract or interested persons (as defined in the 1940 Act) of any such person.

Section 10.       Termination of Contract; Assignment

      This Contract may be terminated with respect to each series by either party hereto, without the payment of any penalty, upon 60 days' prior notice in writing to the other party; provided, that in the case of termination by the Fund, such action shall have been authorized by resolution of a majority of the directors of the Fund in office at the time or by vote of a majority of the outstanding shares of such series of the Fund (as defined by the 1940 Act).

      This Contract shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Termination of this Contract for any reason shall not affect rights of the parties that have accrued prior thereto.

Section 11.       Applicable Provisions of Law

      This Contract shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

      If the above terms and conditions are acceptable to you, please so indicate by signing and returning to us the enclosed copy of this letter, whereupon this letter shall constitute a binding contract between us.


                                        Very truly yours,


                                        GAM FUNDS, INC.




                                        By: _________________________________
                                                Authorized Signature


Accepted and Agreed:


GAM INTERNATIONAL MANAGEMENT LIMITED



By: _____________________________
    Authorized Signature

Exhibit B
                             Investment Restrictions

      Fundamental Investment Restrictions. Each Fund has also adopted certain investment restrictions which cannot be changed without approval by holders of a majority of its outstanding voting shares. As defined in the Investment Company Act of 1940, as amended (the "Act"), this means the lesser of (a) 67% or more of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

      In accordance with these restrictions, each Fund may not:

(1) With respect to 75% of its total assets, invest more than 5% of its total assets in any one issuer (other than the United Sates government, its agencies and instrumentalities) or purchase more than 10% of the voting securities, or more than 10% of any class of securities, of any one issuer. (For this purpose all outstanding debt securities of an issuer are considered as one class, and all preferred stocks of an issuer are considered as one class.)

(2) Invest for the purpose of exercising control or management of another company.

(3) Invest in real estate (including real estate limited partnerships). although a Fund may invest in marketable securities which are secured by real estate and securities of companies which invest or deal in real estate.

(4) Concentrate more than 25% of the value of its total assets in any one industry (including securities of non-United States governments).

(5) Make loans, except that this restriction shall not prohibit (1) the purchase of publicly distributed debt securities in accordance with a Fund's investment objectives and policies, (2) the lending of portfolio securities, and (3) entering into repurchase agreements.

(6) Borrow money, except from banks for temporary emergency purposes and, in no event, in excess of 33 1/3% of its total assets at value or cost, whichever is less; or pledge or mortgage its assets or transfer or assign or otherwise encumber them in an amount exceeding the amount of the borrowing secured thereby.

(7) Underwrite securities issued by others except to the extent the Company may be deemed to be an underwriter, under the Federal securities laws, in connection with the disposition of its portfolio securities.

(8) Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, reorganization or acquisition of assets or (b) a Fund may purchase securities of closed-end investment companies up to (i) 3% of the outstanding voting stock of any one investment company (including for this purpose investments by any other series of the Company), (ii) 5% of the total assets of the Fund with respect to any one investment company and (iii) 10% of the total assets of the Fund in the aggregate.

(9) Participate on a joint or a joint and several basis in any trading account in securities.

(10) Issue senior securities (as defined in the Act), other than as set forth in paragraph 6.

(11) Invest in commodities or commodity futures contracts, except that each Fund may enter into forward foreign exchange contracts and may invest up tot 5% of its net assets in initial margin or premiums for futures contracts or options on future contracts.

      Non-Fundamental Investment Restrictions. Each Fund has also adopted certain investment restrictions which are deemed non-fundamental which cannot be changed without a vote of the majority of the Fund Directors. In addition to non-fundamental restrictions stated elsewhere, each Fund may not:

(1) Make short sales of securities on margin, except for such short-term credits as are necessary for the clearance of transactions. The Board has removed this restriction as of 99-07-28, with respect to GAM International Fund and GAM Global Fund. See "Short-Selling" above for a further discussion. (Management may recommend to the Board of Directors removal of this restriction for the other Funds).

(2) Invest more than 15% of the Fund's net assets in securities which cannot be readily resold to the public because there are no market quotations readily available because of legal or contractual restrictions or because there are no market quotations readily available or in other "illiquid securities" (including non-negotiable deposits with banks and repurchase agreements of a duration of more than seven days).

      If a percentage restriction (other than the restriction on borrowing in paragraph 6) is adhered to at the time of investment, a subsequent increase or decrease in the percentage beyond the specified limit resulting from a change in value or net assets will not be considered a violation. Whenever any investment policy or investment restriction states a maximum percentage of a Fund's assets which may be invested in any security or other property, it is intended that such maximum percentage limitation be determined immediately after and as a result of the acquisition of such security or property.

                             GAM Pacific Basin Fund
                                      PROXY
                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                 SPECIAL MEETING TO BE HELD ON OCTOBER 26, 1999.


The undersigned hereby appoints, Joseph Allessie, Kevin Blanchfield and Teresa Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of Common Stock of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on October 26, 1999 at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3, AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

      (Continued, and to be marked, dated and signed, on the other side.)

-------------------------------------------------------------------------------
                              Fold and Detach Here




                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. If you are calling from within the United States, call toll free 1-800-214-9641 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Vote by Internet at our Internet Address: www.proxyvoting.com/gampacific

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                   PLEASE VOTE

The Board of Directors recommends a vote FOR proposal 1, 2 and 3                Please mark your     X
                                                                                votes as indicated  ----
                                                                                in this example.


1. Approval of the Investment Advisory Agree- FOR    AGAINST   ABSTAIN   3. Discretionary Authority: In his   FOR   AGAINST  ABSTAIN
   ment: Approval of the Investment Advisory                                or her discretion, the proxy is
   Agreement between GAM Funds, Inc. and      ____     ____     ____        authorized to vote upon such      ____    ____     ____
   GAM International Management Limited.                                    other business as may
                                                                            properly come before the
                                                                            Special Meeting.


2. Approval of Change in Investment          FOR    AGAINST   ABSTAIN
   Restriction for GAM  Pacific
   Basin Fund: Approval of the change        ____     ____     ____
   in investment  restrictions to allow
   GAM Pacific Basin Fund to concentrate more
   than 25% of its assets
   in the Finance Sector.



                                             DATE            /            /1999
                                            ------------------------------------

                                   ---------------------------------------------
                                   Signature

                                   ---------------------------------------------
                                   Signature, If Jointly Held


                                   If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.

--------------------------------------------------------------------------------
                 Fold and Detach Here and read the reverse side

                         VOTE BY TELEPHONE AND INTERNET
                          QUICK *** EASY *** IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.

OPTION A: To vote as the Board of Directors recommends on ALL proposals: Press 1

OPTION B: If you choose to vote on each item separately, press 0. You will hear these instructions:

     Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted. When asked, you must confirm your vote by pressing 1.

VOTE BY INTERNET:   The Web address is www.proxyvoting.com/gampacific

         IF YOU VOTE BY PHONE OR INTERNET -D DO NOT MAIL THE PROXY CARD

                              THANK YOU FOR VOTING

    Call ** Toll Free ** On a Touch Tone Telephone
         1-800-214-9641 - ANYTIME                          ________________
         There is NO CHARGE to you for this call            CONTROL NUMBER
                                                   for Telephone/Internet Voting

                                 GAM Funds, Inc.
                                      Proxy
                    PROXY SOLICITED BY BOARD OF DIRECTORS FOR
                 SPECIAL MEETING TO BE HELD ON OCTOBER 26, 1999.


The undersigned hereby appoints, Joseph Allessie, Kevin Blanchfield and Teresa Riggin, or any of them, as the undersigned's proxy or proxies, with full power of substitution, to vote all shares of Common Stock of GAM Funds, Inc. which the undersigned is entitled to vote at the Special Meeting of Stockholders to be held at 135 East 57th Street, 25th Floor, New York, New York, on October 26, 1999 at 3:00 p.m., local time, and any adjournments thereof, as fully as the undersigned could if personally present, upon the proposals set forth below, revoking any proxy or proxies heretofore given.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW, BUT IF NO CHOICES ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND IN THE DISCRETION OF THE PROXY HOLDER WITH RESPECT TO ANY OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

     (Continued, and to be marked, dated and signed, on the other side.)
--------------------------------------------------------------------------------
                             Fold and Detach Here



                             YOUR VOTE IS IMPORTANT!

                       You can vote in one of three ways:

1. If you are calling from within the United States, call toll free 1-888-457-2959 on a Touch-Tone telephone and follow the instructions on the reverse side. There is NO CHARGE to you for this call.

                                       or

2.   Vote by Internet at our Internet Address: www.proxyvoting.com/gam

                                       or

3. Mark, sign and date your proxy card and return it promptly in the enclosed envelope.

                                  PLEASE VOTE

The Board of Directors recommends a vote FOR proposals 1 and 2             Please mark your      X
                                                                           votes as indicated   ___
                                                                           in this example.


1. Approval of the Investment Advisory Agree-  FOR   AGAINST   ABSTAIN   2. Discretionary Authority: In his   FOR  AGAINST  ABSTAIN
   ment:  Approval of the Investment Advisory                               or her discretion, the proxy is
   Agreement between GAM Funds, Inc. and      ____    _____     _____       authorized to vote upon such      ____   ____    ____
   GAM International Management Limited.                                    other business as may
                                                                            properly come before the Special
                                                                            Meeting.


                                             DATE            /            /1999
                                             -----------------------------------

                                     -------------------------------------------
                                     Signature


                                     -------------------------------------------
                                     Signature, If Jointly Held

                                     If acting as Attorney, Executor, Trustee or in other representative capacity, please sign name and title.

-------------------------------------------------------------------------------
                 Fold and Detach Here and read the reverse side

                         VOTE BY TELEPHONE AND INTERNET
                          QUICK *** EASY *** IMMEDIATE

Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE: You will be asked to enter a CONTROL NUMBER located in the box in the lower right of this form.

OPTION A: To vote as the Board of Directors recommends on ALL proposals: Press 1

OPTION B: If you choose to vote on each item separately, press 0. You will hear these instructions:

     Item 1: To vote FOR, press 1; AGAINST, press 9; ABSTAIN, press 0. The instructions are the same for all remaining items to be voted. When asked, you must confirm your vote by pressing 1.

VOTE BY INTERNET:   The Web address is www.proxyvoting.com/gam

          IF YOU VOTE BY PHONE OR INTERNET - DO NOT MAIL THE PROXY CARD
                              THANK YOU FOR VOTING

    Call ** Toll Free ** On a Touch Tone Telephone
        1-888-457-2959 - ANYTIME                         ________________
        There is NO CHARGE to you for this call          CONTROL NUMBER
                                                   for Telephone/Internet Voting